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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 5, 2003


                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
             (Exact name of registrant as specified in its charter)


         NEW YORK                       1-12644               13-3261323
(State or other jurisdiction    (Commission File Number)   (IRS Employer
    of incorporation)                                       Identification No.)


              350 PARK AVENUE, NEW YORK, NY                 10022
        (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 826-0100

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

99.1   Financial Security Assurance Holdings Ltd. press release dated May 5,
       2003

99.2 Financial Security Assurance Holdings Ltd. Quarterly Operating Supplement for the quarterly period ended March 31, 2003

99.3 FSA Quarterly Letter dated May 5, 2003 from Robert P. Cochran, Chairman and Chief Executive Officer of Financial Security Assurance Holdings Ltd.



ITEM 9. REGULATION FD DISCLOSURE (THE FOLLOWING IS FURNISHED UNDER "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition", is being furnished under "Item 9. Regulation FD Disclosure":

On May 5, 2003, Financial Security Assurance Holdings Ltd. (the "Company") issued a press release announcing its first quarter 2003 results, and stating that the Company was posting the press release to its website, HTTP://WWW.FSA.COM, on that date. A copy of the press release is attached hereto as Exhibit 99.1.

The May 5, 2003 press release also announced that the Company was posting that date to its website its current Operating Supplement. A copy of the Company's Quarterly Operating Supplement for the quarterly period ended March 31, 2003 is attached hereto as Exhibit 99.2.

On May 5, 2003, the Company also posted to its website a quarterly letter from its Chairman and Chief Executive Officer. A copy of that document, entitled "FSA Quarterly Letter from Robert P. Cochran, Chairman and Chief Executive Officer", is attached hereto as Exhibit 99.3.

This Form 8-K and the attached exhibits are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


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                                    SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        FINANCIAL SECURITY ASSURANCE
                                        HOLDINGS LTD.,



Date:  May 7, 2003                      By:         /s/ Bruce E. Stern
                                            -----------------------------------
                                            Name:  Bruce E. Stern
                                            Title:  General Counsel and Managing
                                                     Director


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                                  EXHIBIT INDEX



EXHIBIT NUMBER     DESCRIPTION

99.1 Financial Security Assurance Holdings Ltd. press release dated May 5, 2003

99.2 Financial Security Assurance Holdings Ltd. Quarterly Operating Supplement for the quarterly period ended March 31, 2003

99.3               FSA Quarterly Letter dated May 5, 2003 from Robert
                   P. Cochran, Chairman and Chief Executive Officer